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                                                                    EXHIBIT 10.3



                             REGISTRATION AGREEMENT

       THIS REGISTRATION AGREEMENT, dated as of April 30, 1996 (this "Agreement"), is made by and among Collectible Champions, Inc., a Delaware corporation, (the "Company"), Willis Stein & Partners, L.P., a Delaware limited partnership ("Willis Stein"), Baird Capital Partners II Limited Partnership, a Wisconsin Limited Partnership ("Baird"), BCP II Affiliates Fund Limited Partnership, a Wisconsin limited partnership ("BCP II"), Nassau Capital Partners L.P., a Delaware limited partnership ("Nassau"), NAS Partners I L.L.C., a Delaware limited liability company ("NAS"), Robert Dods ("Dods"), Boyd Meyer ("Meyer"), Peter Chung ("Chung"), Dods-Meyer, Ltd., an Illinois corporation ("DM"), Racing Champions Limited, a Hong Kong corporation ("RCL"), Garnett Services, Inc., a British Virgin Island corporation ("GSI"), Hosten Investment Limited, a Hong Kong corporation ("HIL"), Curt Stoelting ("Stoelting"), John Olsen ("Olsen"), Peter Henseler ("Henseler") and Kevin Camp ("Camp"). Willis Stein, Baird, BCP II, Nassau and NAS are referred to herein collectively as the "Investors." Dods, Meyer, Chung, DM, RCL, GSI and HIL are referred to herein collectively as the "Founders." Stoelting, Olsen, Henseler and Camp are referred to herein collectively as the "Executives." Certain capitalized terms used herein are defined in Section 8 below.

       NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

        1.  Demand Registrations.

        (a)  Requests for Registration.

         (i) Requests by Holders of Investor Registrable Securities. The holders of at least a majority of the Investor Registrable Securities then in existence may at any time request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or, if available, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"). All registrations requested pursuant to this Section 1(a)(i) are referred to herein as "Investor Demand Registrations." Each request for an Investor Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

         (ii) Request by holders of Founder Registrable Securities. The holders of at least a majority of the Founder Registrable Securities then in existence may at any time after the date which is one year following the date on which the Company completes a public offering of its Common Stock under the Securities Act, request a Long-Form Registration or, if available, a Short-Form Registration (the "Founder Demand Registration"). Such
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   request for the Founder Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

The Investor Demand Registrations and the Founder Demand Registration are referred to collectively as the "Demand Registrations" and individually as a "Demand Registration."

     (b) Long-Form Registrations. The holders of a majority of the Investor Registrable Securities then in existence shall be entitled to request an unlimited number of Long-Form Registrations. The holders of a majority of the Founder Registrable Securities then in existence shall be entitled to request one Long-Form Registration. The aggregate offering value of the Registrable Securities requested to be registered in any Long-Form Registration must equal at least $10.0 million. The Company shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective. All Long-Form Registrations shall be underwritten registrations.

     (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 1(b), the holders of a majority of the Investor Registrable Securities then in existence shall be entitled to request an unlimited number of Short-Form Registrations. In lieu of the Long-Form Registration provided pursuant to Section 1(b), the holders of a majority of the Founder Registrable Securities then in existence shall be entitled to request one Short-Form Registration if the holders of a majority of the Founder Registrable Securities have not theretofore exercised their right to one Long-Form Registration. In addition to the Long-Form Registration provided pursuant to Section 1(b) (or the Short-Form Registration provided pursuant to the preceding sentence, as the case may be), the holders of a majority of the Founder Registrable Securities then in existence shall be entitled to request one Short-Form Registration. The aggregate offering value of the Registrable Securities requested to be registered in any Short-Form Registration must equal at least $1.0 million. The Company shall pay all Registration Expenses in connection with any registration initiated as a Short-Form Registration whether or not it has become effective. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. All Short-Form Registrations shall be underwritten registrations, unless otherwise agreed to by the Company.

     (d) Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such





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registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of shares owned by each such requesting holder.

     (e) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration.

     (f) Demand Registration Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Demand Registrations.

     (g) Selection of Underwriters. The Company shall select the investment banker(s) and manager(s) to administer each Demand Registration, subject to approval by the holders of a majority of the Registrable Securities requesting such Demand Registration, which approval shall not be unreasonably withheld.

     (h) Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least a majority of the Registrable Securities.

     2.  Piggyback Registrations.

     (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable





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Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

     (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration
(i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such requesting holder, and (iii) third, other securities requested to be included in such registration.

     (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities other than holders of Registrable Securities (it being understood that secondary registrations on behalf of holders of Registrable Securities are addressed in Section 1 above rather than this Section 2(c)), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration
(i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such requesting holder, and (iii) third, other securities requested to be included in such registration.

     (d) Piggyback Registration Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

     (e) Selection of Underwriters. The Company shall select the investment banker(s) and manager(s) to administer each Piggyback Registration, subject to approval by the holders of a majority of the Registrable Securities included in such Piggyback Registration, which approval shall not be unreasonably withheld.

     3.  Holdback Agreements.

     (a) Each holder of Registrable Securities hereby agrees to not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten registered public offering of equity securities of the Company or securities convertible or exchangeable into or exercisable for equity securities of the Company (except as part of such underwritten registration), unless the underwriters managing the registered public offering require a longer period, in which





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case each holder of Registrable Securities shall not effect any such sale or distribution during such longer period; provided that such longer period shall not extend beyond 180 days following such effective date.

     (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of at least 3% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

     (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective within 120 days of the date on which the holders of such Registrable Securities have requested that such Registrable Securities be registered pursuant to this Agreement (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

     (b) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (c) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned





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by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (d) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (e) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its reasonable best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq Stock Market "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure Nasdaq Stock Market authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

     (f) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     (g) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

     (h) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (i) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security





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holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full fiscal quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (j) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

     (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

     (l) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

     (m) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters, which letter shall be addressed to the underwriters; and use its reasonable best efforts to cause such cold comfort letter to also be addressed to the holders of such Registrable Securities; and

     (n) obtain an opinion from the Company's outside counsel in customary form and covering such matters of the type customarily covered by such opinions, which opinion shall be addressed to the underwriters and the holders of such Registrable Securities.

     5.  Registration Expenses.

     (a) All Registration Expenses shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.





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     (b)  In connection with each Demand Registration and each Piggyback
Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

     6.  Indemnification and Contribution.

     (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

     (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that any information or affidavit so furnished in writing by such holder contains such untrue statement or omits a material fact required to be stated therein necessary to make the statements therein not misleading; provided that the obligation to indemnify shall be individual to each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

     (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and





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indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 6(a) or 6(b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or parties on the one hand or the indemnified party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 6(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, the obligation to make any contributions hereunder shall be individual to each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

     (d) The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

     7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.





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     8.  Definitions.

     "Acquisition Agreement" means the Asset and Stock Purchase Agreement, dated as of the date hereof, by and among the Company, Racing Champions, Inc., the Founders and Banerjan Investment Limited.

     "Common Stock" means the Voting Common and the Nonvoting Common.

     "Founder Registrable Securities" means (i) the shares of Voting Common issued to the Founders pursuant to the Acquisition Agreement, (ii) the shares of Voting Common issued or issuable upon conversion of the Nonvoting Common issued pursuant to the Acquisition Agreement, (iii) the shares of Voting Common issued to DM pursuant to the Securities Purchase Agreement, dated as of the date hereof, by and between DM and the Company (the "DM Securities Purchase Agreement"), (iv) the shares of Voting Common issued or issuable upon conversion of the Nonvoting Common issued pursuant to the DM Securities Purchase Agreement, and (v) all Voting Common issued or issuable directly or indirectly with respect to the securities referred to in clauses (i), (ii),
(iii) and (iv) above upon conversion or exchange or by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person shall be deemed to be a holder of Founder Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion, exercise or exchange in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. As to any particular Founder Registrable Securities, such securities shall cease to be Founder Registrable Securities when they have been sold in a Public Sale or repurchased by the Company or any Subsidiary of the Company.

     "Investor Registrable Securities" means (i) the shares of Voting Common issued to the Investors pursuant to the Securities Purchase Agreement and (ii) all Voting Common issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above upon conversion or exchange or by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person shall be deemed to be a holder of Investor Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion, exercise or exchange in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. As to any particular Investor Registrable Securities, such securities shall cease to be Investor Registrable Securities when they have been sold in a Public Sale or repurchased by the Company or any Subsidiary of the Company.

     "Nonvoting Common" means the Company's Nonvoting Common Stock, par value $.01 per share.





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     "Other Registrable Securities" means (i) the shares of Voting Stock issued to the Executives pursuant to the Securities Purchase Agreement and (ii) any shares of Voting Common issued or issuable upon exercise of options to acquire stock of the Company issued to any Executive or any other employee of the Company and/or its Subsidiaries who becomes a party to this Agreement and (iii) all Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) and (ii) above upon conversion or exchange or by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person shall be deemed to be a holder of Other Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion, exercise or exchange in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. As to any particular Other Registrable Securities, such securities shall cease to be Other Registrable Securities when they have been sold in a Public Sale or repurchased by the Company or any Subsidiary of the Company.

     "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Public Sale" means any sale of capital stock to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

     "Registrable Securities" means the Investor Registrable Securities, the Founder Registrable Securities and the Other Registrable Securities.

     "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

     "Securities Purchase Agreement" means the Purchase Agreement, dated as of the date hereof, by and among the Company, the Investors and the Executives.

     "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such partnership, association or other business entity.

     "Voting Common" means the Company's Common Stock, par value $.01 per share.

     9.  Miscellaneous.

     (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

     (b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

     (c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     (d) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each holder of Registrable Securities at the address indicated on the books and records of the Company and to the Company at the address indicated below:

          Collectible Champions, Inc.
          800 Roosevelt Road

          Building C, Suite 320
          Glen Ellyn, Illinois  60137
          Attn:    President

          with a copy to:

          Willis Stein & Partners, L.P.
          227 West Monroe Street
          Suite 4300
          Chicago, IL  60606
          Fax: 312-422-2424
          Attn:    Avy H. Stein
                   Daniel Gill

          with a copy to:

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, IL 60601
          Fax:  312-861-2200
          Attn:    John A. Weissenbach
                   Sanford E. Perl

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     (e) Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the holders of Registrable Securities unless such modification, amendment or waiver is approved in writing by the Company and the holders of at least a majority of the Registrable Securities then in existence; provided that no such amendment or action which materially adversely affects any one holder of Registrable Securities, as such, vis-a-vis the other holders of Registrable Securities, as such, shall be effective against such holder without the prior written consent of such holder. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     (f) Successors and Assigns; No Third Party Beneficiaries. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Subject to the preceding sentence, this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and assigns.

     (g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (h) Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     (i) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     (j) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     (k) Governing Law. The corporate law of Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Illinois.


                   *         *         *         *         *

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Agreement on the day and year first above written.

                         COLLECTIBLE CHAMPIONS, INC.

                         By: /s/ Robert E. Dods
                             ------------------
                         Its: President
                             ------------------

                         WILLIS STEIN & PARTNERS, L.P.

                         By: Willis Stein & Partners, L.L.C.
                         Its: General Partner

                                        By: /s/ Avy H. Stein
                                            ---------------------
                                        Its: Managing Director
                                            ---------------------
                         BAIRD CAPITAL PARTNERS II LIMITED PARTNERSHIP

                         By: Robert W. Baird & Co. Incorporated
                         Its: General Partner


                                        By: /s/ Samuel B. Guren
                                            -------------------
                                        Its: Managing Director
                                            -------------------

                         BCP II AFFILIATES FUND LIMITED PARTNERSHIP

                         By: Robert W. Baird & Co. Incorporated
                         Its: General Partner


                                        By: /s/ Samuel B. Guren
                                            -------------------
                                        Its: Managing Director
                                            -------------------

                          NASSAU CAPITAL PARTNERS L.P.

                          By: Nassau Capital L.L.C.
                          Its: General Partner

                                        By: /s/ Johnathon Sweemar
                                            ---------------------
                                        Its: Member
                                             --------------------
                          NAS PARTNERS I L.L.C.

                          By:/s/ Johnathon Sweemar
                             ----------------------
                          Its: /s/ Member
                               --------------------

           [CONTINUATION OF SIGNATURE PAGE TO REGISTRATION AGREEMENT]


                                        /s/ Robert E. Dods
                                        --------------------
                                        Robert Dods

                                        /s/ Boyd L. Meyer
                                        --------------------
                                        Boyd Meyer

                                        /s/ Peter Chung
                                        --------------------
                                        Peter Chung

                                        /s/ Curt Stoelting
                                        --------------------
                                        Curt Stoelting

                                        /s/ John F. Olsen
                                        --------------------
                                        John Olsen

                                        /s/ Peter Henseler
                                        --------------------
                                        Peter Henseler

                                        /s/ Kevin Camp
                                        --------------------
                                        Kevin Camp


                                        DODS-MEYER, LTD.

                                        By:/s/ Boyd L. Meyer
                                           ------------------
                                        Its: Vice President
                                            -----------------

                                        RACING CHAMPIONS LIMITED

                                        By:/s/ Peter K. K. Chung
                                           ---------------------
                                        Its:
                                            --------------------

                                        GARNETT SERVICES, INC.

                                        By:/s/ Peter K. K. Chung
                                           ---------------------
                                        Its:
                                            --------------------

                                        HOSTEN INVESTMENT LIMITED

                                        By:/s/ Peter K. K. Chung
                                           ---------------------
                                        Its:
                                            --------------------